                                                                    EXHIBIT 99.1

                              4Q'03 Conference Call
                          11:00 AM ET, Today, 2/6/2004
                            Dial 800-547-9328 for Q&A

Webcast:  Via Web site,  homeproperties.com,  in the  "Investors"  section under
"Financial Information"

Question and Answer:  You will need to press the number one followed by the number four on your touchtone phone to be placed in the queue to ask a question. If you are  using a  speakerphone,  please  pick up the  handset  before  pressing  the numbers. No password is required.

Enclosed are the following supplemental reports:
1.       Property-by-Property Breakdown of Operating Results
2.       Occupancy Comparison by Regions and Sequential NOI Comparison
3.       Resident Statistics
4.       Same-Store Operating Expense Detail
5.       Breakdown of "Other Income"
6.       Summary of Recent Acquisitions
7.       Summary of Recent Sales
8.       Breakdown of Owned Units by Market
9.       Debt Summary Schedule
10.      Net Asset Value Calculation
11.      Capital Expenditure and Adjusted NOI Summary
12.      2004 Earnings Guidance

Audio Replay:                      800-633-8284 or 402-977-9140
Audio Replay Passcode:             21164169

Please call our office at  585-546-4900  if there is any additional  information that we can provide.

JS:DPG:yjw
Enclosures

HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                            FOURTH QUARTER 2003                                Q4 '03 versus Q4 '02
                                                                                                    % Growth
                                                                                            ------------------------------
                                      # of         Date      Q4 '03      Q4 '03   Year Ago  Rental   Rental       NOI    Q4 '03%
                                     Apts.        Acqu.    Rent/Mo.      Occup.     Occup.   Rates    Revs.    w/ G&A   % NOI w/G&A  #Units
                                     -----        -----    --------      ------     ------   -----    -----    ------   -----------  ------

Baltimore Region
  Bonnie Ridge                         966     7/1/1999     $  984       90.1%      93.5%    2.5%    -1.2%     -4.2%
  Brittany Place                       591    8/22/2002     $1,003       93.4%      97.3%    7.2%     2.9%     -3.5%
  Canterbury Apartments                618    7/16/1999     $  780       94.9%      95.6%    4.4%     3.7%      4.9%
  Country Village                      344    4/30/1998     $  759       91.9%      91.2%    2.0%     2.8%     -8.9%
  Falcon Crest                         396    7/16/1999     $  835       91.4%      94.2%    3.9%     0.8%     -5.7%
  Fenland Field                        234     8/1/2001     $  987       91.8%      94.5%    6.4%     3.4%     10.4%
  Gateway Village                      132    7/16/1999     $1,078       94.7%      94.9%    6.2%     6.1%      5.6%
  Mill Towne Village Apts              384    5/31/2001     $  733       96.0%      89.8%    5.5%    12.8%     21.5%
  Morningside Heights                1,050    4/30/1998     $  768       93.8%      88.9%    3.2%     8.9%     10.8%
  Owings Run                           504    7/16/1999     $  960       91.4%      90.6%   -0.4%     0.5%     -4.4%
  Selford Townhomes                    102    7/16/1999     $1,100       92.7%      94.5%    7.5%     5.5%      5.6%
  Shakespeare Park                      82    7/16/1999     $  633       98.9%      98.4%    3.7%     4.4%     12.9%
  Timbercroft Townhomes                284    7/16/1999     $  700       98.7%      98.7%    6.0%     6.1%     -0.8%
  Village Square Townhomes             370    7/16/1999     $  947       95.5%      96.7%    6.4%     5.1%     -0.3%
  Woodholme Manor                      176    3/31/2001     $  674       92.1%      92.6%   10.0%     9.5%     19.5%
                                     -----                  ------       ----       ----     ---      ---       ---      ----       ----
     Total Baltimore Region          6,233                  $  865       93.1%      93.4%    4.1%     3.8%      1.7%     15.8%      15.2%

Boston Region:
  Gardencrest                          696    6/28/2002     $1,242       93.9%      95.2%   14.4%    12.8%      8.7%
  Stone Ends                           280    2/12/2003     $1,167       94.8%        n/a     n/a      n/a       n/a
                                     -----                  ------       ----       ----     ---      ---       ---      ----       ----
      Total Boston Region              976                  $1,220       94.2%      95.2%   14.4%    12.8%      8.7%      3.6%       2.4%

Buffalo, NY Region:
  Emerson Square                        96   10/15/1997     $  652       98.6%      96.5%    2.8%     5.1%     26.0%
  Idylwood                             720     1/1/1995     $  646       93.9%      88.0%   -0.9%     5.7%     17.9%
  Paradise Lane                        324   10/15/1997     $  680       95.6%      88.0%    0.7%     9.5%     25.5%
  Raintree Island                      504     8/4/1994     $  707       94.7%      89.5%    1.1%     7.0%     10.8%
                                     -----                  ------       ----       ----     ---      ---       ---      ----       ----
      Total Buffalo Region           1,644                  $  672       94.7%      88.9%    0.3%     6.8%     17.8%      2.4%       4.0%

Connecticut Region
  Apple Hill                           498    3/27/1998     $1,026       93.3%      94.1%    1.7%     0.8%     -8.5%
                                     -----                  ------       ----       ----     ---      ---       ---      ----       ----
     Total Connecticut Region          498                  $1,026       93.3%      94.1%    1.7%     0.8%     -8.5%      1.3%       1.2%

Delaware Region
  Home Properties of Newark            432    7/16/1999     $  755       92.0%      88.8%    4.7%     8.5%     13.9%
                                     -----                  ------       ----       ----     ---      ---       ---      ----       ----
     Total Delaware Region             432                  $  755       92.0%      88.8%    4.7%     8.5%     13.9%      0.8%       1.1%

Detroit, Michigan Region
  Canterbury Square                    336   10/29/1997     $  751       89.9%      89.2%    0.9%     1.7%     -2.8%
  Carriage Hill - MI                   168    9/29/1998     $  782       95.6%      94.8%    1.2%     2.0%      1.3%
  Carriage Park                        256    9/29/1998     $  738       93.6%      95.3%    0.4%    -1.3%      7.0%
  Charter Square                       492   10/29/1997     $  845       91.1%      91.4%    0.6%     0.3%     -9.9%
  Cherry Hill Club                     165     7/7/1998     $  658       86.9%      93.6%    0.7%    -6.5%    -17.0%
  Cherry Hill Village                  224    9/29/1998     $  701       93.6%      92.7%   -1.7%    -0.8%      3.8%
  Deerfield Woods                      144    3/22/2000     $  819       93.7%      94.4%    2.4%     1.6%      6.2%
  Fordham Green                        146   10/29/1997     $  900       90.9%      93.8%    2.7%    -0.5%     -1.6%
  Golfview Manor                        44   10/29/1997     $  596       91.0%      95.0%    6.4%     1.9%     -4.6%
  Greentrees                           288   10/29/1997     $  653       90.1%      93.3%   -1.2%    -4.6%     -4.0%
  Hampton Court                        182    9/30/2000     $  688       82.8%      84.2%    5.9%     4.1%     11.5%
  Kingsley                             328   10/29/1997     $  678       91.4%      89.7%   -1.1%     0.7%     -7.7%
  Macomb Manor                         217    3/22/2000     $  691       90.3%      92.6%    1.3%    -1.2%      5.3%
  Oak Park Manor                       298   10/29/1997     $  833       92.6%      92.0%    2.2%     2.8%     -7.5%
  Parkview Gardens                     484   10/29/1997     $  644       90.1%      89.3%    1.4%     2.3%      0.7%
  Scotsdale                            376   11/26/1997     $  678       92.5%      92.9%   -3.3%    -3.7%    -16.9%
  Southpointe Square                   224   10/29/1997     $  647       90.0%      90.5%    0.4%    -0.2%      3.4%
  Springwells Park                     303     4/8/1999     $  970       86.2%      85.0%   -2.6%    -1.3%      0.0%
  Stephenson House                     128   10/29/1997     $  659       96.0%      87.9%   -3.0%     5.9%     26.4%
  The Lakes                            434    11/5/1999     $  870       92.2%      87.1%   -3.3%     2.3%     -3.0%
  Woodland Gardens                     337   10/29/1997     $  723       95.4%      90.2%   -4.4%     1.1%      8.7%
                                     -----                  ------       ----       ----     ---      ---       ---      ----       ----
     Total Detroit Region            5,574                  $  749       91.2%      90.6%   -0.4%     0.3%     -2.3%      9.8%      13.6%

Hudson Valley Region
  Carriage Hill                        140    7/17/1996     $1,175       95.4%      96.4%    7.2%     6.0%     13.0%
  Cornwall Park                         75    7/17/1996     $1,609       91.0%      95.8%    0.8%    -4.3%      2.4%
  Lakeshore Villas                     152    7/17/1996     $  987       93.0%      97.8%    6.9%     1.6%      9.3%
  Patricia                             100     7/7/1998     $1,255       92.6%      99.0%    7.0%     0.1%     -8.6%
  Sherwood Consolidation               224   10/11/2002     $  928       96.4%        n/a     n/a      n/a       n/a
  Sunset Gardens                       217    7/17/1996     $  849       96.0%      97.5%    7.6%     5.9%      3.4%
                                     -----                  ------       ----       ----     ---      ---       ---      ----       ----
      Total Hudson Valley Region       908                  $1,049       94.4%      97.3%    6.1%     2.4%      4.1%      2.3%       2.2%

Illinois Region
  Blackhawk                            371   10/20/2000     $  844       91.6%      90.7%   -0.3%     0.7%     22.0%
  Courtyards Village                   224    8/29/2001     $  766       94.3%      88.1%   -4.3%     2.4%     11.5%
  Cypress Place                        192   12/27/2000     $  880       91.0%      94.1%   -1.2%    -4.3%      3.1%
  The Colony                           783     9/1/1999     $  827       92.3%      93.8%   -0.8%    -2.4%     -0.2%
  The New Colonies                     672    6/23/1998     $  712       91.2%      93.2%    3.1%     0.9%      5.5%
                                     -----                  ------       ----       ----     ---      ---       ---      ----       ----
     Total Illinois Region           2,242                  $  794       92.0%      92.6%   -0.1%    -0.7%      5.6%      4.1%       5.5%

Indiana Region
  Maple Lane                           396     7/9/1999     $  654       92.6%      89.3%   -2.5%     1.0%     61.6%
                                     -----                  ------       ----       ----     ---      ---       ---      ----       ----
     Total Indiana Region              396                  $  654       92.6%      89.3%   -2.5%     1.0%     61.6%      0.1%       1.0%

Long Island, NY Region
  Bayview / Colonial                   160    11/1/2000     $1,082       93.5%      92.8%    4.6%     5.4%     19.0%
  Cambridge Village                     82     3/1/2002     $1,267       98.5%      98.6%    5.3%     5.1%     -8.6%
  Coventry Village                      94    7/31/1998     $1,251       97.0%      96.7%    4.6%     4.9%      0.3%
  Devonshire Hills                     297    7/16/2001     $1,682       92.5%      91.6%   -1.0%     0.0%      2.6%
  East Winds                            96    11/1/2000     $1,068       91.2%      90.6%    4.9%     5.5%     15.3%
  Hawthorne Consolidation              434     4/4/2002     $1,235       93.5%      83.9%    5.4%    17.5%     40.4%
  Heritage Square                       80     4/4/2002     $1,253       98.1%      98.8%    5.8%     5.0%      1.3%
  Holiday/Muncy Consolidation          143    5/31/2002     $  908       97.6%      98.0%    1.7%     1.3%     -4.0%
  Lake Grove Apartments                368     2/3/1997     $1,328       95.1%      96.6%    6.8%     5.1%      1.4%
  Maple Tree                            84    11/1/2000     $1,114       92.7%      94.9%    5.6%     3.1%      0.7%
  Mid- Island Estates                  232     7/1/1997     $1,128       97.3%      97.9%    7.5%     6.8%     12.3%
  Rider Terrace                         24    11/1/2000     $1,120       99.6%      94.6%    6.0%    11.6%     45.4%
  South Bay Manor                       61    9/11/2000     $1,383       95.4%      90.8%    5.7%    11.1%     25.3%
  Southern Meadows                     452    6/29/2001     $1,316       94.3%      95.8%    5.4%     3.7%      4.1%
  Stratford Greens                     359     3/1/2002     $1,342       95.5%      96.6%    7.7%     6.5%      7.5%
  Terry Apartments                      65    11/1/2000     $1,066       92.9%      94.5%    6.8%     5.0%     -2.7%
  Westwood Village Apts                242     3/1/2002     $1,868       97.1%      95.6%    9.4%    11.2%      3.3%
  Woodmont Village Apts                 96     3/1/2002     $1,169       96.5%      95.9%    6.0%     6.6%     -0.8%
  Yorkshire Village Apts                40     3/1/2002     $1,343       97.1%      99.1%    5.3%     3.1%      3.7%
                                     -----                  ------       ----       ----     ---      ---       ---      ----       ----
      Total Long Island Region       3,409                  $1,315       95.0%      94.0%    5.4%     6.5%      7.6%     13.0%       8.3%

Maine Region
  Mill Co. Gardens                      95     7/7/1998     $  695       89.0%      95.8%    9.0%     1.3%     -0.2%
  Redbank Village                      500     7/7/1998     $  756       89.2%      91.7%    5.0%     2.2%      3.7%
                                     -----                  ------       ----       ----     ---      ---       ---      ----       ----
     Total Maine Region                595                  $  746       89.2%      92.3%    5.6%     2.1%      3.2%      1.2%       1.5%

New Jersey Region
  East Hill Gardens                     33     7/7/1998     $1,275       97.1%      97.6%    3.1%     2.6%     -5.3%
  Lakeview                             106     7/7/1998     $1,097       95.9%      98.3%    7.6%     5.0%      3.6%
  Oak Manor                             77     7/7/1998     $1,584       97.7%      96.4%    4.2%     5.5%     -5.6%
  Pleasant View                      1,142     7/7/1998     $  976       91.0%      89.9%    3.3%     4.6%      1.3%
  Pleasure Bay                         270     7/7/1998     $  879       95.8%      96.6%    8.0%     7.0%      6.5%
  Royal Gardens Apartments             550    5/28/1997     $1,025       93.9%      97.2%    5.1%     1.5%     -3.2%
  Wayne Village                        275     7/7/1998     $1,106       95.5%      95.8%    5.1%     4.8%      4.4%
  Windsor Realty                        67     7/7/1998     $1,033       96.0%      92.3%    6.2%    10.5%     14.6%
                                     -----                  ------       ----       ----     ---      ---       ---      ----       ----
      Total New Jersey Region        2,520                  $1,020       93.4%      93.7%    4.6%     4.3%      1.1%      6.9%       6.2%

Philadelphia Region
  Beechwood Gardens                    160     7/7/1998     $  773       97.4%      97.2%    5.0%     5.1%     10.9%
  Castle Club                          158    3/15/2000     $  836       94.6%      98.1%    5.0%     1.3%     -4.0%
  Cedar Glen                           110     3/3/1998     $  623       93.9%      94.0%    5.0%     4.9%     -3.3%
  Chesterfield                         247    9/23/1997     $  835       96.1%      96.9%    3.3%     2.4%     -2.5%
  Curren Terrace                       318    9/23/1997     $  888       93.7%      90.5%    3.0%     6.6%      6.4%
  Executive House                      100    9/23/1997     $  881       96.5%      94.8%    0.5%     2.3%     12.2%
  Glen Brook                           177    7/28/1999     $  725       93.0%      91.8%    4.1%     5.5%    -11.7%
  Glen Manor                           174    9/23/1997     $  734       90.6%      95.1%    4.0%    -1.0%      2.1%
  Golf Club                            399    3/15/2000     $  982       90.1%      89.6%    2.1%     2.7%      3.1%
  Hill Brook Place                     274    7/28/1999     $  807       95.7%      97.1%    3.9%     2.4%     -6.4%
  Home Properties of Bryn Mawr         316    3/15/2000     $1,026       93.0%      85.0%    1.2%    10.7%      5.8%
  Home Properties of Devon             629    3/15/2000     $1,054       88.5%      89.2%   -0.4%    -1.2%     -9.0%
  New Orleans Consolidation            442    7/28/1999     $  772       92.2%      92.7%    2.7%     2.3%    -11.5%
  Racquet Club                         467     7/7/1998     $  926       96.3%      94.4%    3.4%     5.5%     -2.5%
  Racquet Club South                   103    5/27/1999     $  819       95.8%      98.9%    4.0%     0.7%    -15.1%
  Ridley Brook                         244    7/28/1999     $  794       96.7%      97.6%    3.6%     2.7%     -2.1%
  Sherry Lake                          298    7/23/1998     $1,077       96.5%      95.5%    3.1%     4.1%     -0.3%
  The Landings                         384   11/25/1996     $  961       93.2%      91.4%    4.8%     6.8%      0.6%
  Trexler Park                         249    3/15/2000     $  999       89.5%      88.3%    3.7%     5.1%     -2.2%
  Valley View                          177    9/23/1997     $  778       87.2%      91.4%    2.5%    -2.2%     -6.0%
  Village Square                       128    9/23/1997     $  871       94.5%      89.6%    2.6%     8.2%     48.3%
  William Henry                        363    3/15/2000     $1,040       88.6%      87.5%    1.0%     2.3%     11.4%
                                     -----                  ------       ----       ----     ---      ---       ---      ----       ----
      Total Philadelphia Region      5,917                  $  908       92.7%      91.9%    2.6%     3.5%     -0.7%     13.6%      14.5%

Rochester, NY Region:
  1600 East Avenue                     164    9/18/1997     $1,072       87.7%      64.0%  -21.5%     7.4%     68.3%
  1600 Elmwood                         210     8/4/1994     $  912       92.9%      92.6%    1.9%     2.3%     -6.1%
  Brook Hill                           192     8/4/1994     $  870       95.7%      85.3%   -2.5%     9.4%      0.7%
  Newcastle Apartments                 197     8/4/1994     $  772       96.5%      91.9%    1.7%     6.8%      5.4%
  Northgate Manor                      224    11/3/1994     $  683       99.0%      83.5%    0.1%    18.7%     44.0%
  Perinton Manor                       224     8/4/1994     $  804       97.5%      90.9%   -1.0%     6.2%      4.5%
  Riverton Knolls                      240     8/4/1994     $  834       91.8%      83.7%   -2.9%     6.4%      2.2%
  Spanish Gardens                      220     8/4/1994     $  705       92.4%      82.4%    1.3%    13.5%     17.7%
  The Meadows                          113     8/4/1994     $  742       94.7%      95.9%    3.7%     2.4%     -8.3%
  Woodgate                             120    6/30/1997     $  807       96.9%      93.3%    0.1%     4.0%     -1.3%
                                     -----                  ------       ----       ----     ---      ---       ---      ----       ----
      Total Rochester Region         1,904                  $  817       94.2%      84.8%   -3.0%     7.7%      8.9%      3.7%       4.7%

Syracuse, NY Region:
  Fairview Heights                     214     8/4/1994     $  942       98.9%      96.0%    4.3%     7.3%     13.2%
  Harborside Manor                     281    9/30/1994     $  661       98.5%      95.3%    1.4%     4.8%      3.0%
  Pearl Street                          60    5/17/1995     $  577       96.6%      94.1%    2.0%     4.7%      3.8%
  Village Green (inclu Fairways)       448   12/19/1994     $  685       96.8%      86.8%    1.1%    12.8%     25.4%
  Westminster Place                    240     1/1/1996     $  656       98.1%      95.2%    0.8%     3.8%      1.1%
                                     -----                  ------       ----       ----     ---      ---       ---      ----       ----
      Total Syracuse Region          1,243                  $  713       97.8%      92.4%    1.9%     7.8%     12.2%      2.3%       3.0%

Washington DC Region
  Braddock Lee                         254    3/16/1998     $1,099       95.6%      95.2%    4.1%     4.6%      2.7%
  Cider Mill                           864    9/27/2002     $1,004       94.1%      90.3%    0.7%     5.0%     -1.6%
  East Meadow                          150     8/1/2000     $1,129       99.0%      88.6%   -2.5%     8.9%     25.2%
  Elmwood Terrace                      504    6/30/2000     $  803       96.8%      91.4%    4.0%    10.1%     11.1%
  Falkland Chase                       450    9/10/2003     $1,048       90.2%        n/a     n/a      n/a       n/a
  Orleans Village                      851   11/16/2000     $1,121       95.8%      89.5%   -3.0%     3.9%      6.1%
  Park Shirlington                     294    3/16/1998     $1,136       91.1%      93.9%    3.2%     0.2%     -2.5%
  Pavilion Apartments                  432     7/1/1999     $1,376       88.1%      92.8%    3.0%    -2.2%     -7.2%
  Seminary Hill                        296     7/1/1999     $1,126       94.3%      89.5%    1.8%     7.2%      1.2%
  Seminary Towers                      548     7/1/1999     $1,114       90.8%      91.2%    1.0%     0.6%      3.8%
  Tamarron Apartments                  132    7/16/1999     $1,122       96.7%      97.1%    8.8%     8.4%     11.3%
  The Manor - MD                       435    8/31/2001     $1,112       93.9%      97.1%    3.7%     0.2%     -7.2%
  The Manor - VA                       198    2/19/1999     $  932       93.2%      90.0%    4.9%     8.7%     -3.1%
  The Sycamores                        185   12/16/2002     $1,118       92.6%        n/a     n/a      n/a       n/a
  Virginia Village                     344    5/31/2001     $1,158       93.6%      96.3%    4.0%     1.1%     -4.5%
  Wellington Lakes                     160   10/24/2001     $  768       84.9%      90.9%    5.4%    -1.6%    -42.4%
  Wellington Woods                     114   10/24/2001     $  803       90.1%      95.0%    8.4%     2.8%     14.7%
  West Springfield                     244   11/18/2002     $1,203       93.4%        n/a     n/a      n/a       n/a
                                     -----                  ------       ----       ----     ---      ---       ---      ----       ----
     Total Washington DC Region      6,455                  $1,076       93.2%      92.1%    1.8%     3.3%      0.3%     18.9%      15.8%

TOTAL OWNED PORTFOLIO               40,946                  $  927       93.3%        n/a     n/a      n/a       n/a    100.0%     100.0%
TOTAL CORE PORTFOLIO                35,936                  $  895       93.1%      92.0%    2.1%     3.3%     -1.1%

HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                         YTD through December 31, 2003                            YTD '03 versus YTD '02
                                                                                                         % Growth
                                                                                              ---------------------------------

                                   # of         Date     YTD '03      YTD '03   Year Ago   Rental       Rental       NOI     YTD '02%
                                  Apts.        Acqu.    Rent/Mo.       Occup.     Occup.    Rates        Revs.    w/ G&A   NOI w/G&A  #Units
                                  -----        -----    --------       ------     ------    -----        -----    ------   ---------  ------

Baltimore Region
  Bonnie Ridge                      966     7/1/1999     $  980        90.7%      92.6%     3.8%         1.7%     -0.4%
  Brittany Place                    591    8/22/2002     $  976        95.2%        n/a      n/a          n/a       n/a
  Canterbury Apartments             618    7/16/1999     $  767        93.9%      95.7%     5.2%         3.2%     -0.4%
  Country Village                   344    4/30/1998     $  749        92.2%      91.3%     1.6%         2.7%     -2.2%
  Falcon Crest                      396    7/16/1999     $  817        93.0%      91.8%     2.0%         3.4%      0.9%
  Fenland Field                     234     8/1/2001     $  964        91.9%      93.9%     7.4%         5.1%      8.0%
  Gateway Village                   132    7/16/1999     $1,055        93.2%      94.9%     7.1%         5.3%      0.0%
  Mill Towne Village Apts           384    5/31/2001     $  728        89.1%      90.0%     8.8%         7.7%      8.6%
  Morningside Heights             1,050    4/30/1998     $  759        90.8%      89.2%     4.0%         6.0%      2.8%
  Owings Run                        504    7/16/1999     $  967        88.4%      88.5%     0.3%         0.2%     -7.5%
  Selford Townhomes                 102    7/16/1999     $1,071        93.1%      91.8%     6.2%         7.7%      6.1%
  Shakespeare Park                   82    7/16/1999     $  608        99.4%      99.4%     0.1%         0.1%     -6.6%
  Timbercroft Townhomes             284    7/16/1999     $  685        99.1%      99.1%     4.8%         4.8%     -4.8%
  Village Square Townhomes          370    7/16/1999     $  928        95.5%      97.4%     7.6%         5.5%      2.2%
  Woodholme Manor                   176    3/31/2001     $  653        92.6%      93.7%    10.0%         8.7%      7.0%
                                  -----                  ------        ----       ----      ---          ---       ---      ---        ---
     Total Baltimore Region       6,233                  $  853        92.3%      92.4%     4.4%         3.9%      0.4%    15.8%      15.2%

Boston Region:
  Gardencrest                       696    6/28/2002     $1,184        94.1%        n/a      n/a          n/a       n/a
  Stone Ends                        280    2/12/2003     $1,080        93.9%        n/a      n/a          n/a       n/a
                                  -----                  -------        ----       ----      ---          ---       ---      ---        ---
      Total Boston Region           976                  $1,184        94.1%      95.6%      n/a          n/a       n/a     3.4%       2.4%

Buffalo, NY Region:
  Emerson Square                     96   10/15/1997     $  645        97.0%      97.7%     3.4%         2.7%     14.6%
  Idylwood                          720     1/1/1995     $  645        91.8%      90.2%     0.1%         1.9%      0.2%
  Paradise Lane                     324   10/15/1997     $  680        91.0%      90.9%     2.7%         2.8%      3.8%
  Raintree Island                   504     8/4/1994     $  705        90.3%      91.7%     2.6%         1.1%     -2.7%
                                  -----                  ------        ----       ----      ---          ---       ---      ---        ---
      Total Buffalo Region        1,644                  $  670        91.4%      91.2%     1.6%         1.9%      1.0%     2.3%       4.0%

Connecticut Region
  Apple Hill                        498    3/27/1998     $1,026        93.4%      92.9%     3.6%         4.1%      0.4%
                                  -----                  -------        ----       ----      ---          ---       ---      ---        ---
     Total Connecticut Region       498                  $1,026        93.4%      92.9%     3.6%         4.1%      0.4%     1.4%       1.2%

Delaware Region
  Home Properties of Newark         432    7/16/1999     $  736        91.3%      90.4%     4.0%         5.0%      0.5%
                                  -----                  ------        ----       ----      ---          ---       ---      ---        ---
     Total Delaware Region          432                  $  736        91.3%      90.4%     4.0%         5.0%      0.5%     0.8%       1.1%

Detroit, Michigan Region
  Canterbury Square                 336   10/29/1997     $  752        90.0%      90.6%     0.1%        -0.7%     -8.9%
  Carriage Hill - MI                168    9/29/1998     $  781        93.0%      94.1%     1.4%         0.3%     -4.4%
  Carriage Park                     256    9/29/1998     $  736        93.3%      94.2%     0.7%        -0.3%     -6.4%
  Charter Square                    492   10/29/1997     $  848        91.4%      90.3%     0.3%         1.6%     -1.7%
  Cherry Hill Club                  165     7/7/1998     $  667        90.3%      93.1%     3.0%        -0.1%     -8.8%
  Cherry Hill Village               224    9/29/1998     $  706        91.5%      90.8%    -1.3%        -0.5%      2.5%
  Deerfield Woods                   144    3/22/2000     $  814        92.8%      95.5%     3.3%         0.3%     -1.2%
  Fordham Green                     146   10/29/1997     $  884        92.1%      94.4%     2.8%         0.3%      1.3%
  Golfview Manor                     44   10/29/1997     $  586        88.2%      96.7%     4.4%        -4.9%    -26.4%
  Greentrees                        288   10/29/1997     $  659        88.5%      91.2%    -0.3%        -3.3%    -12.5%
  Hampton Court                     182    9/30/2000     $  677        85.3%      90.0%     3.8%        -1.6%     -8.4%
  Kingsley                          328   10/29/1997     $  684        90.6%      89.8%    -0.5%         0.4%    -10.1%
  Macomb Manor                      217    3/22/2000     $  687        93.6%      95.1%     1.6%         0.0%     -5.7%
  Oak Park Manor                    298   10/29/1997     $  832        88.4%      92.1%     4.9%         0.7%    -11.1%
  Parkview Gardens                  484   10/29/1997     $  645        86.5%      93.5%     4.1%        -3.7%    -18.1%
  Scotsdale                         376   11/26/1997     $  693        91.8%      92.8%    -0.3%        -1.3%    -10.4%
  Southpointe Square                224   10/29/1997     $  647        88.0%      89.9%     0.3%        -1.8%    -12.2%
  Springwells Park                  303     4/8/1999     $  983        86.6%      87.9%    -1.5%        -3.1%    -14.1%
  Stephenson House                  128   10/29/1997     $  670        90.6%      90.3%    -1.2%        -0.9%     -7.1%
  The Lakes                         434    11/5/1999     $  891        88.1%      86.9%    -1.1%         0.3%    -10.2%
  Woodland Gardens                  337   10/29/1997     $  733        91.3%      89.9%    -3.8%        -2.2%     -5.3%
                                  -----                  ------        ----       ----      ---          ---       ---      ---        ---
     Total Detroit Region         5,574                  $  753        89.9%      91.1%     0.6%        -0.8%     -8.5%     9.6%      13.6%

Hudson Valley Region
  Carriage Hill                     140    7/17/1996     $1,148        95.4%      95.2%     6.9%         7.1%      9.2%
  Cornwall Park                      75    7/17/1996     $1,618        92.0%      94.8%     5.1%         1.9%      3.5%
  Lakeshore Villas                  152    7/17/1996     $  965        94.8%      94.5%     7.7%         8.1%     14.1%
  Patricia                          100     7/7/1998     $1,220        94.2%      97.1%     6.6%         3.4%      3.8%
  Sherwood Consolidation            224   10/11/2002     $  876        97.1%        n/a      n/a          n/a       n/a
  Sunset Gardens                    217    7/17/1996     $  831        96.9%      96.9%     7.6%         7.6%     10.1%
                                  -----                  ------        ----       ----      ---          ---       ---      ---        ---
      Total Hudson Valley Region    908                  $1,021        95.4%      95.8%     6.9%         5.9%      8.2%     2.4%       2.2%

Illinois Region
  Blackhawk                         371   10/20/2000     $  842        91.5%      93.3%     0.5%        -1.5%      2.4%
  Courtyards Village                224    8/29/2001     $  776        93.9%      91.4%    -4.1%        -1.4%    -11.4%
  Cypress Place                     192   12/27/2000     $  886        92.7%      93.9%    -0.4%        -1.8%      1.2%
  The Colony                        783     9/1/1999     $  830        92.6%      90.8%    -2.4%        -0.5%      8.6%
  The New Colonies                  672    6/23/1998     $  707        89.7%      93.4%     3.8%        -0.3%     -0.1%
                                  -----                  ------        ----       ----      ---          ---       ---      ---        ---
     Total Illinois Region        2,242                  $  795        91.8%      92.3%    -0.3%        -0.8%      2.6%     4.3%       5.5%

Indiana Region
  Maple Lane                        396     7/9/1999     $  667        89.0%      88.6%     1.9%         2.3%      1.0%
                                  -----                  ------        ----       ----      ---          ---       ---      ---        ---
     Total Indiana Region           396                  $  667        89.0%      88.6%     1.9%         2.3%      1.0%     0.5%       1.0%

Long Island, NY Region
  Bayview / Colonial                160    11/1/2000     $1,063        93.4%      94.8%     6.9%         5.4%      3.8%
  Cambridge Village                  82     3/1/2002     $1,237        98.6%        n/a      n/a          n/a       n/a
  Coventry Village                   94    7/31/1998     $1,237        96.9%      97.5%     5.8%         5.2%      3.8%
  Devonshire Hills                  297    7/16/2001     $1,688        92.9%      89.6%     2.8%         6.6%      8.2%
  East Winds                         96    11/1/2000     $1,044        92.8%      92.2%     4.5%         5.1%      1.7%
  Hawthorne Consolidation           434     4/4/2002     $1,203        91.9%        n/a      n/a          n/a       n/a
  Heritage Square                    80     4/4/2002     $1,226        98.3%        n/a      n/a          n/a       n/a
  Holiday/Muncy Consolidation       143    5/31/2002     $  903        98.3%        n/a      n/a          n/a       n/a
  Lake Grove Apartments             368     2/3/1997     $1,297        95.3%      97.0%     6.5%         4.6%      2.2%
  Maple Tree                         84    11/1/2000     $1,091        94.0%      96.4%     5.7%         3.1%     -2.6%
  Mid- Island Estates               232     7/1/1997     $1,096        97.4%      97.3%     6.6%         6.7%      6.4%
  Rider Terrace                      24    11/1/2000     $1,088        98.2%      97.8%     7.2%         7.6%     16.3%
  South Bay Manor                    61    9/11/2000     $1,357        95.6%      88.4%     7.0%        15.7%     23.6%
  Southern Meadows                  452    6/29/2001     $1,290        95.4%      95.6%     4.8%         4.6%      5.3%
  Stratford Greens                  359     3/1/2002     $1,307        94.5%        n/a      n/a          n/a       n/a
  Terry Apartments                   65    11/1/2000     $1,048        93.2%      93.0%     6.6%         6.9%      1.4%
  Westwood Village Apts             242     3/1/2002     $1,801        96.5%        n/a      n/a          n/a       n/a
  Woodmont Village Apts              96     3/1/2002     $1,143        95.0%        n/a      n/a          n/a       n/a
  Yorkshire Village Apts             40     3/1/2002     $1,309        98.4%        n/a      n/a          n/a       n/a
                                  -----                  -------        ----       ----      ---          ---       ---      ---        ---
      Total Long Island Region    3,409                  $1,288        94.9%      94.4%     5.2%         5.7%      5.4%    13.3%       8.3%

Maine Region
  Mill Co. Gardens                   95     7/7/1998     $  670        95.6%      96.5%     5.9%         4.9%      0.4%
  Redbank Village                   500     7/7/1998     $  743        92.2%      93.3%     5.8%         4.5%      0.3%
                                  -----                  ------        ----       ----      ---          ---       ---      ---        ---
     Total Maine Region             595                  $  731        92.7%      93.8%     5.8%         4.6%      0.3%     1.3%       1.5%

New Jersey Region
  East Hill Gardens                  33     7/7/1998     $1,259        96.5%      96.1%     4.5%         4.9%     -3.1%
  Lakeview                          106     7/7/1998     $1,063        97.4%      97.3%     6.9%         7.0%      1.6%
  Oak Manor                          77     7/7/1998     $1,564        96.2%      95.8%     5.9%         6.3%     -1.2%
  Pleasant View                   1,142     7/7/1998     $  968        92.4%      92.0%     3.7%         4.1%     -2.4%
  Pleasure Bay                      270     7/7/1998     $  849        96.6%      97.0%     6.3%         5.8%      4.6%
  Royal Gardens Apartments          550    5/28/1997     $1,007        96.4%      96.7%     5.3%         5.1%      1.1%
  Wayne Village                     275     7/7/1998     $1,086        93.6%      96.3%     6.1%         3.2%     -1.0%
  Windsor Realty                     67     7/7/1998     $1,002        96.0%      96.0%     4.9%         4.9%     -4.5%
                                  -----                  -------        ----       ----      ---          ---       ---      ---        ---
      Total New Jersey Region     2,520                  $1,004        94.3%      94.5%     4.9%         4.6%     -0.7%     7.3%       6.2%

Philadelphia Region
  Beechwood Gardens                 160     7/7/1998     $  754        96.6%      96.5%     4.0%         4.2%      3.7%
  Castle Club                       158    3/15/2000     $  819        97.1%      97.7%     4.4%         3.7%     -2.2%
  Cedar Glen                        110     3/3/1998     $  615        90.7%      92.2%     5.4%         3.7%    -12.6%
  Chesterfield                      247    9/23/1997     $  826        95.6%      95.9%     3.2%         2.9%     -1.8%
  Curren Terrace                    318    9/23/1997     $  876        91.7%      91.3%     3.6%         4.1%      2.0%
  Executive House                   100    9/23/1997     $  876        94.4%      96.0%     1.4%        -0.3%      2.9%
  Glen Brook                        177    7/28/1999     $  713        94.2%      94.4%     2.5%         2.3%    -11.1%
  Glen Manor                        174    9/23/1997     $  726        91.9%      92.4%     3.7%         3.2%     -6.2%
  Golf Club                         399    3/15/2000     $  967        91.1%      88.7%     0.5%         3.2%     -5.3%
  Hill Brook Place                  274    7/28/1999     $  797        96.5%      95.9%     5.0%         5.7%     -2.4%
  Home Properties of Bryn Mawr      316    3/15/2000     $1,015        92.1%      88.1%     1.1%         5.8%      0.0%
  Home Properties of Devon          629    3/15/2000     $1,059        89.8%      89.2%     0.3%         1.1%     -4.4%
  New Orleans Consolidation         442    7/28/1999     $  764        92.9%      93.7%     3.2%         2.4%    -12.4%
  Racquet Club                      467     7/7/1998     $  916        95.8%      95.7%     3.5%         3.5%     -0.6%
  Racquet Club South                103    5/27/1999     $  804        96.4%      96.1%     3.5%         3.8%     -2.3%
  Ridley Brook                      244    7/28/1999     $  779        96.9%      97.1%     3.2%         2.9%     -2.9%
  Sherry Lake                       298    7/23/1998     $1,060        95.1%      95.5%     3.8%         3.3%     -0.4%
  The Landings                      384   11/25/1996     $  941        93.7%      90.7%     3.3%         6.7%     -1.2%
  Trexler Park                      249    3/15/2000     $  990        89.0%      87.8%     4.2%         5.7%     -3.5%
  Valley View                       177    9/23/1997     $  774        90.0%      91.4%     2.6%         1.0%    -10.9%
  Village Square                    128    9/23/1997     $  854        92.5%      91.3%     2.5%         3.8%      5.6%
  William Henry                     363    3/15/2000     $1,042        87.5%      88.4%     2.4%         1.4%     -4.1%
                                  -----                  ------        ----       ----      ---          ---       ---      ---        ---
      Total Philadelphia Region   5,917                  $  899        92.7%      92.1%     2.7%         3.3%     -3.2%    13.9%      14.5%

Rochester, NY Region:
  1600 East Avenue                  164    9/18/1997     $1,159        76.7%      69.4%    14.1%        -5.0%     -2.0%
  1600 Elmwood                      210     8/4/1994     $  910        91.5%      94.2%     3.5%         0.6%     -6.1%
  Brook Hill                        192     8/4/1994     $  888        88.7%      88.6%     0.7%         0.8%    -19.0%
  Newcastle Apartments              197     8/4/1994     $  770        95.3%      87.9%     1.9%        10.5%     10.5%
  Northgate Manor                   224    11/3/1994     $  684        91.4%      87.9%     1.0%         5.1%     -4.8%
  Perinton Manor                    224     8/4/1994     $  812        92.4%      91.5%     0.2%         1.1%    -10.1%
  Riverton Knolls                   240     8/4/1994     $  837        87.5%      80.9%    -2.1%         5.9%      3.9%
  Spanish Gardens                   220     8/4/1994     $  696        90.2%      87.3%     1.4%         4.8%     -7.0%
  The Meadows                       113     8/4/1994     $  730        94.6%      95.3%     4.3%         3.5%     -3.0%
  Woodgate                          120    6/30/1997     $  809        94.7%      93.1%     1.7%         3.6%     -4.2%
                                  -----                  ------        ----       ----      ---          ---       ---      ---        ---
      Total Rochester Region      1,904                  $  826        89.6%      86.3%    -1.0%         2.8%     -4.8%     3.4%       4.7%

Syracuse, NY Region:
  Fairview Heights                  214     8/4/1994     $  915        93.8%      92.4%     6.1%         7.8%     12.4%
  Harborside Manor                  281    9/30/1994     $  658        95.5%      94.4%     2.0%         3.2%     -2.1%
  Pearl Street                       60    5/17/1995     $  574        94.6%      91.7%     3.0%         6.2%      7.8%
  Village Green (inclu Fairways)    448   12/19/1994     $  682        92.7%      85.5%     1.5%        10.0%     14.9%
  Westminster Place                 240     1/1/1996     $  656        95.2%      94.8%     1.9%         2.4%     -7.6%
                                  -----                  ------        ----       ----      ---          ---       ---      ---        ---
      Total Syracuse Region       1,243                  $  706        94.1%      90.8%     2.7%         6.4%      5.7%     2.1%       3.0%

Washington DC Region
  Braddock Lee                      254    3/16/1998     $1,079        95.9%      94.7%     4.2%         5.4%      2.3%
  Cider Mill                        864    9/27/2002     $  997        94.8%        n/a      n/a          n/a       n/a
  East Meadow                       150     8/1/2000     $1,145        94.5%      92.6%    -2.1%         0.0%     -5.0%
  Elmwood Terrace                   504    6/30/2000     $  789        94.0%      92.3%     3.5%         5.4%     -1.9%
  Falkland Chase                    450    9/10/2003     $1,078        90.9%        n/a      n/a          n/a       n/a
  Orleans Village                   851   11/16/2000     $1,136        90.2%      91.2%     0.3%        -0.9%     -5.8%
  Park Shirlington                  294    3/16/1998     $1,122        93.1%      94.9%     4.3%         2.2%     -3.5%
  Pavilion Apartments               432     7/1/1999     $1,374        91.7%      89.9%     4.0%         6.1%      3.1%
  Seminary Hill                     296     7/1/1999     $1,115        91.0%      91.8%     2.5%         1.5%     -7.6%
  Seminary Towers                   548     7/1/1999     $1,114        92.3%      90.8%     1.9%         3.6%      3.3%
  Tamarron Apartments               132    7/16/1999     $1,086        96.1%      98.3%     7.9%         5.4%      3.2%
  The Manor - MD                    435    8/31/2001     $1,096        96.0%      94.9%     5.0%         6.2%      2.4%
  The Manor - VA                    198    2/19/1999     $  902        92.3%      91.2%     1.0%         2.2%     -5.3%
  The Sycamores                     185   12/16/2002     $1,097        90.6%        n/a      n/a          n/a       n/a
  Virginia Village                  344    5/31/2001     $1,144        94.0%      91.4%     4.4%         7.4%     -0.7%
  Wellington Lakes                  160   10/24/2001     $  758        86.1%      89.8%     7.1%         2.7%    -18.2%
  Wellington Woods                  114   10/24/2001     $  780        91.2%      94.8%     9.0%         4.8%      1.4%
  West Springfield                  244   11/18/2002     $1,226        89.3%        n/a      n/a          n/a       n/a
                                  -----                  ------        ----       ----      ---          ---       ---      ---        ---
     Total Washington DC Region   6,455                  $1,072        92.7%      92.2%     2.9%         3.4%     -1.5%    18.1%      15.8%

TOTAL OWNED PORTFOLIO            40,946                  $  917        92.6%        n/a      n/a          n/a       n/a   100.0%     100.0%
TOTAL CORE PORTFOLIO             35,936                  $  888        92.3%      92.1%     2.8%         3.0%     -1.1%

Home Properties, Inc.
December 31, 2003 Supplemental Information

OCCUPANCY COMPARISON BY REGIONS - CORE PROPERTIES

---------------------------------------------- --------------- ------------- ------------ ------------
                                                                    4th Qtr      3rd Qtr
Region                                                % Units          2003         2003       Variance
------                                                -------          ----         ----       --------

Philadelphia                                            16.5%         92.7%        92.6%         0.1%
Baltimore                                               15.7%         93.1%        92.6%         0.5%
Detroit                                                 15.5%         91.2%        91.1%         0.1%
New Jersey, Long Island, Hudson Valley                  14.3%         93.8%        95.0%        -1.2%
Upstate, NY                                             13.3%         95.3%        94.3%         1.0%
Washington                                              13.1%         93.3%        94.1%        -0.8%
Chicago                                                  6.2%         92.0%        92.5%        -0.5%
Misc.                                                    5.4%         91.6%        92.6%        -1.0%
                                                       -----           ---          ---          ---
Total                                                  100.0%         93.1%        93.2%        -0.1%
                                                       =====          ====         ====          ===
---------------------------------------------- --------------- ------------- ------------ ------------

---------------------------------------------- --------------- ------------- ------------ ------------
                                                                    4th Qtr      4th Qtr
Region                                                % Units          2003         2002       Variance
------                                                -------          ----         ----       --------

Philadelphia                                            16.5%         92.7%        91.9%         0.8%
Baltimore                                               15.7%         93.1%        92.9%         0.2%
Detroit                                                 15.5%         91.2%        90.6%         0.6%
New Jersey, Long Island, Hudson Valley                  14.3%         93.8%        94.6%        -0.8%
Upstate, NY                                             13.3%         95.3%        88.2%         7.1%
Washington                                              13.1%         93.3%        92.4%         0.9%
Chicago                                                  6.2%         92.0%        92.6%        -0.6%
Misc.                                                    5.4%         91.6%        91.4%         0.2%
                                                       -----           ---          ---          ---
Total                                                  100.0%         93.1%        92.0%         1.1%
                                                       =====          ====         ====          ===
---------------------------------------------- --------------- ------------- ------------ ------------

---------------------------------------------- --------------- ------------- ------------ ------------
                                                                   December      4th Qtr
Region                                                % Units          2003         2003       Variance
------                                                -------          ----         ----       --------

Philadelphia                                            16.5%         92.8%        92.7%         0.1%
Baltimore                                               15.7%         93.1%        93.1%         0.0%
Detroit                                                 15.5%         91.6%        91.2%         0.4%
New Jersey, Long Island, Hudson Valley                  14.3%         93.5%        93.8%        -0.3%
Upstate, NY                                             13.3%         94.9%        95.3%        -0.4%
Washington                                              13.1%         93.1%        93.3%        -0.2%
Chicago                                                  6.2%         91.6%        92.0%        -0.4%
Misc.                                                    5.4%         91.8%        91.6%         0.2%
                                                       -----           ---          ---          ---
Total                                                  100.0%         93.0%        93.1%        -0.1%
                                                       =====          ====         ====          ===
---------------------------------------------- --------------- ------------- ------------ ------------

SAME STORE SEQUENTIAL RESULTS
FOURTH QUARTER 2003 VERSUS THIRD QUARTER 2003

---------------------------------------------- --------------- ------------- ------------ ------------

Region                                                % Units        Revenues     Expenses        NOI
------                                                -------        --------     --------        ---
Upstate, NY                                             13.3%          1.6%         2.4%         0.9%
Baltimore                                               15.7%          1.0%         4.6%        -0.7%
Philadelphia                                            16.5%          0.3%        10.1%        -6.1%
Detroit                                                 15.5%         -0.4%        -3.0%         1.9%
Washington                                              13.1%         -0.5%         3.7%        -3.4%
New Jersey, Long Island, Hudson Valley                  14.3%         -0.7%        14.4%        -8.5%
Chicago                                                  6.2%         -1.2%        -1.4%        -1.0%
Misc.                                                    5.4%         -1.8%        22.6%       -18.0%
                                                       -----           ---          ---          ---
Total                                                  100.0%          0.2%         6.0%        -3.8%
                                                       =====          ====         ====          ===
---------------------------------------------- --------------- ------------- ------------ ------------

Home Properties, Inc.
December 31, 2003 Supplemental Information

Resident Statistics

Top Six Reasons for Moveouts
                      -------------------------------------------------------------------------------------------------------------
                      4TH QTR   3RD QTR   2ND QTR    1ST QTR    4TH QTR    3RD QTR   2ND QTR   1ST QTR      YEAR      YEAR     YEAR
                         2003      2003      2003       2003       2002       2002      2002      2002      2003      2002     2001
                         ----      ----      ----       ----       ----       ----      ----      ----      ----      ----     ----

Home purchase          20.60%    20.10%    19.40%     18.10%     20.10%     18.40%    18.70%    17.90%    19.60%    18.80%   17.80%

Employment related     15.00%    14.20%    15.20%     15.30%     13.70%     14.80%    14.10%    14.70%    14.90%    14.30%   15.80%

Eviction/skip          13.40%    10.20%    11.40%     15.20%     12.20%     10.30%    10.00%    11.60%    12.60%    10.90%   10.20%

Resident preference    11.70%    13.70%    12.30%     11.00%     10.70%     11.90%    10.70%     9.50%    12.20%    10.80%   10.00%

Transfer w/in HP       10.90%     8.20%     8.60%      8.10%      8.20%      7.50%     8.10%     8.90%     9.00%     8.10%    6.90%

Rent level              8.00%     9.00%     9.40%     10.10%     11.60%     11.10%    11.90%    13.00%     9.10%    11.80%   13.30%
                      -------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------      --------------------------------------------------
Traffic                                    Signed                    Signed        Turnover
                            Traffic        Leases      Traffic       Leases
                         4th Qtr 03    4th Qtr 03      Year 03      Year 03
                                 To            To           To           To
                         4th Qtr 02    4th Qtr 02      Year 02      Year 02      4th Qtr 03    4th Qtr 02     Year 03       Year 02
                         ----------    ----------      -------      -------      ----------    ----------     -------       -------

Region
Baltimore                       46%           26%          19%           26%           10%            8%          42%           36%
Washington                      -1%            4%          -6%           -2%            8%            8%          34%           34%
New Jersey                       2%           37%         -11%           16%            9%            7%          37%           31%
Long Island                     18%           15%           3%            9%            7%            6%          29%           26%
Hudson Valley                   87%            6%          27%           -8%           11%            9%          45%           44%
Philadelphia                    -1%           21%         -15%            4%           13%           13%          55%           55%
Detroit                          8%           25%          -1%           22%           13%           13%          54%           51%
Rochester                        1%           14%          -1%           15%           12%           16%          60%           64%
Buffalo                         15%           17%           9%           24%           14%           14%          57%           58%
Syracuse                       -14%          -17%           0%           12%           12%           14%          68%           66%
Chicago                         12%           14%           0%            6%           13%           13%          58%           57%

Total Portfolio                  9%           18%          -2%           12%           11%           11%          46%           45%
---------------------------------------------------------------------------      --------------------------------------------------

----------------------------------------------------------------------------------

                               4th Qtr 03   4th Qtr 02       Year 03       Year 02
                               ----------   ----------       -------       -------

Bad Debts as % of Rents             0.82%        0.69%         0.72%         0.51%
----------------------------------------------------------------------------------

HOME PROPERTIES, INC.
December 31, 2003 and 2002 Supplemental Information

SAME STORE OPERATING EXPENSE DETAIL

                                     4TH QTR     4TH QTR                                 YEAR       YEAR
                                        2003        2002      QUARTER           %        2003       2002         YEAR           %
                                      ACTUAL      ACTUAL     VARIANCE     VARIANCE      ACTUAL     ACTUAL     VARIANCE    VARIANCE
                                      ------      ------     --------     --------      ------     ------     --------    --------

ELECTRICITY                            1,654       1,587         (67)       -4.2%       6,697      6,371        (326)        -5.1%

GAS                                    4,250       4,328          78        1.8%       15,901     15,079        (822)        -5.5%

WATER and SEWER                        2,282       2,205         (77)       -3.5%       8,812      8,804          (8)        -0.1%

REPAIRS and MAINTENANCE                6,398       6,054        (344)       -5.7%      26,117     23,759      (2,358)        -9.9%

PERSONNEL EXPENSE                      9,634       7,856      (1,778)      -22.6%      37,910     34,130      (3,780)       -11.1%

SITE LEVEL INCENTIVE COMPENSATION        232         137         (95)      -69.3%       1,088        683        (405)       -59.3%

ADVERTISING                            1,636       1,454        (182)      -12.5%       6,514      5,802        (712)       -12.3%

LEGAL and PROFESSIONAL                   353         423          70        16.5%       1,300      1,258         (42)        -3.3%

OFFICE and TELEPHONE                   1,363       1,184        (179)      -15.1%       5,150      4,706        (444)        -9.4%

PROPERTY INS.                          2,025       1,214        (811)      -66.8%       5,700      3,148      (2,552)       -81.1%

REAL ESTATE TAXES                      9,384       8,801        (583)       -6.6%      35,491     35,222        (269)        -0.8%

SNOW                                     301         263         (38)      -14.2%       1,606        827        (779)       -94.2%

TRASH                                    607         673          66         9.8%       2,597      2,604           7         0.3%

PROPERTY MANAGEMENT G & A             2,238       2,434          196         8.1%     10,057       9,095        (962)       -10.6%
                                     ------      ------       ------         ---     -------     -------     -------          ---

TOTAL                                42,357      38,613       (3,744)       -9.7%    164,940     151,488     (13,452)        -8.9%
                                     ======      ======       ======         ===     =======     =======     =======          ===

Home Properties, Inc.
December 31, 2003 and 2002 Supplemental Information

BREAKDOWN OF "OTHER INCOME"

                                                                                                                  Year         Year
Recognized directly by Home Properties:                                              Q4 '03        Q4 '02         2003         2002
---------------------------------------                                              ------        ------         ----         ----

Recognized directly by Home Properties:

Management fees                                                                       1,028           332        4,290        1,838

Other                                                                                    49            15          136          139
                                                                                       ----       -------       ------      -------

Sub-total                                                                             1,077           347        4,426        1,977
                                                                                      =====       =======       ======      =======

Equity in earnings of unconsolidated affiliates

Home Properties Management and Home Properties Resident Services, Inc.

Management fees                                                                           -           689            -        2,823

Interest income                                                                           -           230            -          867

Misc                                                                                      -            10            -           41

General & Administrative                                                                  -       (1,130)            -      (3,850)

Interest expense                                                                          -         (172)            -        (734)

Depreciation                                                                              -         (143)            -        (538)

Taxes                                                                                     -         (275)            -        (229)

Impairment                                                                                -      (14,891)            -     (14,891)
                                                                                       ----       -------       ------      -------

                                                                                         -       (15,682)            -     (16,511)
                                                                                      =====       =======       ======      =======
Company's share of earnings (losses) from
  investment in unconsolidated management
  companies                                                                              -       (15,493)            -     (16,322)
                                                                                      =====       =======       ======      =======

Company's share of earnings (losses) from

   investment in limited partnerships                                                 (395)         (591)      (1,892)      (1,171)
                                                                                      =====       =======       ======      =======

Equity in earnings (losses) of unconsolidated affiliates                              (395)      (16,084)      (1,892)     (17,493)
                                                                                      =====       =======       ======      =======

Note: In 2003, Home Properties Management and Home Properties Resident Services,
Inc. are fully consolidated with the Company. Therefore, in 2003, the individual line items of income and expense of the two Management Companies are included in each line item reported by the Company.

-------------------------------------------------------------------------------------------- ------------- ------------ ------------

Combined Management Fees

                                                                                      1,028         1,021        4,290        4,661
                                                                                      =====       =======       ======      =======

Combined EBITDA

                                                                                        315           (84)         243          991
                                                                                      =====       =======       ======      =======
General and Administrative Expenses of the Management Companies

Home Properties Resident Services, Inc.                                                (583)                    (3,099)
                                                                                      =====                     ======

Home Properties Management                                                             (179)                    (1,084)
                                                                                      =====                     ======

Home Properties, Inc.
December 31, 2003 Supplemental Information

SUMMARY OF RECENT ACQUISITIONS
                                                                                            (1)                          Wgtd. Avg.
                                                                   Purchase       # of      CAP          Purchase         Price Per
Community                           Market            State            Date      Units     Rate        Price (mm)              Unit
---------                           ------            -----            ----      -----     ----        ----------              ----
2003 ACQUISITIONS
Stone Ends Apartments               Boston              MA        2/12/2003       280      7.7%             $34.0          $121,429
Falkland Chase                      NoVA/DC             MD        9/10/2003       450      7.1%             $58.9          $130,836
                                                                                -----      ---             ------           -------
                                                                  TOTAL YTD       730      7.3%             $92.9          $127,228
                                                                                =====      ===             ======           =======

                                                                                                                         Wgtd. Avg.
                                                                   Purchase      # of                    Purchase         Price Per
Community                            Market           State            Date     Units                  Price (mm)              Unit
---------                            ------           -----            ----     -----                  ----------              ----
2002 ACQUISITIONS
Cambridge Village                   Long Island         NY         3/1/2002        82      8.6%              $5.4           $65,854
Stratford Greens                    Long Island         NY         3/1/2002       359      8.6%             $45.2          $125,905
Westwood Village                    Long Island         NY         3/1/2002       242      8.6%             $28.7          $118,595
Woodmont Village                    Long Island         NY         3/1/2002        96      8.6%              $8.1           $84,375
Yorkshire Village                   Long Island         NY         3/1/2002        40      8.6%              $3.1           $77,500
Green Acres                         Philadelphia        PA         3/1/2002       212      8.6%              $9.8           $46,226
Hawthorne Court/Estates (2)         Long Island         NY         4/4/2002       434      8.6%             $31.0           $71,429
Heritage Square                     Long Island         NY         4/4/2002        80      8.6%              $6.4           $80,000
Muncy Apartments                    Long Island         NY        5/31/2002        23      8.6%              $3.2          $139,130
Holiday Square Apartments           Long Island         NY        5/31/2002       120      8.6%              $6.3           $52,500
Gardencrest Apartments              Boston              MA        6/28/2002       696      7.0%             $85.4          $122,701
Brittany Place Apartments           Baltimore           MD        8/22/2002       591      9.1%             $41.3           $69,882
Cider Mill Apartments               NoVA/DC             MD        9/27/2002       864      8.3%             $73.7           $85,301
Wallace Portfolio (5)               Hudson Valley       NY       10/11/2002       224      7.1%             $12.8           $57,143
West Springfield Terrace            NoVA/DC             VA       11/18/2002       244      7.1%             $34.2          $140,164
The Sycamores                       NoVA/DC             VA       12/16/2002       185      7.3%             $20.3          $109,730
                                                                                -----      ---             ------           -------
                                                                  TOTAL YTD     4,492      8.0%            $414.9           $92,364
                                                                                =====      ===             ======           =======

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL 2002 and 2003 Acquisitions                                                5,222      7.9%            $507.8           $97,238
                                                                                =====      ===             ======           =======
-----------------------------------------------------------------------------------------------------------------------------------

Home Properties, Inc.
December 31, 2003 Supplemental Information
SUMMARY OF RECENT SALES

                                                                                       (1)                          Wgtd. Avg.
                                                                 Sale      # of        CAP             Sales         Price Per
Community                  Market            State               Date     Units       Rate        Price (mm)              Unit
-------------------------- -------------- --------- ------------------ --------- ---------- ----------------- -----------------
2003 SALES
Weston Gardens             North/Central        OH           1/8/2003       242       7.4%              $6.4           $26,595
Candlewood Apartments      South Bend           IN          1/22/2003       310       9.4%             $14.7           $47,332
Green Acres                Philadelphia         PA          7/25/2003       212      11.0%             $10.5           $49,528
Carriage House             Baltimore            MD          9/17/2003        50       8.3%              $1.9           $38,750
Bayberry Place             Detroit              MI          9/25/2003       120       6.9%              $7.0           $58,333
Candlewood Gardens         Syracuse             NY          12/5/2003       126       9.6%              $3.8           $30,159
Pines of Perinton          Rochester            NY         12/19/2003       508       7.4%             $15.0           $29,528
                                                                       --------- ---------- ----------------- -----------------
                                                            TOTAL YTD     1,568       8.7%             $59.3           $37,849
                                                                       ========= ========== ================= =================

                                                                                       (1)                          Wgtd. Avg.
                                                                 Sale      # of        CAP             Sales         Price Per
Community                  Market            State               Date     Units       Rate        Price (mm)              Unit
-------------------------- -------------- --------- ------------------ --------- ---------- ----------------- -----------------
2002 SALES
Lansdowne (4)              Philadelphia         PA          1/23/2002       222      10.7%              $8.8           $39,640
Ridgeway Court             Philadelphia         PA          1/23/2002        66      11.2%              $2.6           $39,394
Old Friends                Baltimore            MD          1/24/2002        51      10.4%              $2.5           $49,020
Finger Lakes Manor         Rochester            NY           4/4/2002       153       8.4%              $7.9           $51,634
Conifer Village            Syracuse             NY          4/19/2002       199      11.8%              $7.1           $35,678
Rolling Park               Baltimore            MD          5/31/2002       144       8.7%              $8.2           $56,944
Cloverleaf Village         Pittsburgh           PA          6/28/2002       148       9.6%              $5.2           $35,135
Carriage Hill Apartments   Central VA           VA           8/8/2002       664       8.4%             $41.6           $62,651
Springwood                 Philadelphia         PA         12/16/2002        77       8.6%              $3.2           $41,558
                                                                       --------- ---------- ----------------- -----------------
                                                            TOTAL YTD     1,724       9.2%             $87.1           $50,522
                                                                       ========= ========== ================= =================
(1)  CAP rate based on projected NOI after allowance for 3% management fee but before capital expenditures

Home Properties, Inc.
December 31, 2003 Supplemental Information
BREAKDOWN OF OWNED UNITS BY MARKET

                                  Net                                Net                                Net
                             Acquired        As of  12/31/1999  Acquired        As of  12/31/2002  Acquired       As of     Current
MARKET               STATE    in 1999   12/31/1999  % of Units   in 2002   12/31/2002  % of Units   in 2003  12/31/2003  % of Units
-------------------- ------ ---------- ------------ ----------- --------- ------------ ----------- --------- ----------- -----------
SUBURBAN WASH         DC        1,512        1,590       7.29%     1,884        6,005      14.37%       450       6,455      15.76%
BALTIMORE             MD        1,192        4,163      19.08%      -195        6,283      15.04%       -50       6,233      15.22%
PHILADELPHIA          PA        3,831        6,232      28.56%      -152        6,129      14.67%      -212       5,917      14.45%
DETROIT               MI          737        5,031      23.05%                  5,694      13.63%      -120       5,574      13.61%
LONG ISLAND           NY            0          694       3.18%     1,476        3,409       8.16%                 3,409       8.33%
NORTHERN NJ           NJ         -256        2,657      12.18%                  2,520       6.03%                 2,520       6.15%
CHICAGO               IL          783        1,455       6.67%                  2,242       5.37%                 2,242       5.48%
ROCHESTER             NY            0        2,975      13.63%      -153        2,412       5.77%      -508       1,904       4.65%
BUFFALO               NY            0        2,519      11.54%                  1,644       3.93%                 1,644       4.02%
SYRACUSE              NY            0        1,564       7.17%      -199        1,369       3.28%      -126       1,243       3.04%
BOSTON                MA                                             696          696       1.67%       280         976       2.38%
HUDSON VALLEY         NY            0          911       4.17%       224          908       2.17%                   908       2.22%
PORTLAND              ME            0          596       2.73%                    595       1.42%                   595       1.45%
HAMDEN                CT            0          498       2.28%                    498       1.19%                   498       1.22%
DOVER                 DE          432          432       1.98%                    432       1.03%                   432       1.06%
SOUTH BEND            IN          396          706       3.24%                    706       1.69%      -310         396       0.97%
NORTH/CENTRAL         OH            0          242       1.11%                    242       0.58%      -242           0       0.00%
CENTRAL VIRGINIA      VA        1,244        1,244       5.70%      -664            0       0.00%                     0       0.00%
PITTSBURGH            PA            0          298       1.37%      -148            0       0.00%                     0       0.00%
                            ---------- ------------ ----------- --------- ------------ ----------- --------- ----------- -----------
TOTAL                           3,336       21,822      100.0%     2,769       41,784      100.0%      -838      40,946      100.0%

Total NY State                      0        7,752       35.5%     1,348        9,742       23.3%     (634)       9,108       22.2%
Total Upstate, NY                   0        7,058       32.3%      -352        5,425       13.0%     (634)       4,791       11.7%
Total Mid-Atlantic              7,955       16,616       76.1%       725       21,369       51.1%       188      21,557       52.6%

Home Properties, Inc.
December 31, 2003 Supplemental Information

Debt Summary Schedule

FIXED
                                                                                                              MATURITY   YEARS TO
PROPERTY                                        LENDER                           RATE           BALANCE           DATE   MATURITY
--------                                        ------                           ----           -------           ----   --------
SEMINARY TOWERS 3rd                             Wachovia                        5.910        16,641,835       07/01/04       0.50
BAYVIEW/COLONIAL                                Midland Loan                    8.350         5,626,219       11/01/05       1.84
CAMBRIDGE VILLAGE - 2nd (*)                     North Fork Bank                 5.210           593,642       11/01/05       1.84
IDLYWOOD                                        Morgan Guaranty                 8.625         8,763,698       11/01/05       1.84
CARRIAGE HILL - MI                              Prudential-Fannie Mae           7.360         3,486,220       01/01/06       2.01
CARRIAGE PARK                                   Prudential-Fannie Mae           7.480         5,029,105       01/01/06       2.01
MID-ISLAND                                      North Fork Bank                 7.500         6,675,000       05/01/06       2.33
DEVONSHIRE - 1st (*)                            AMI Capital                     7.100        19,231,237       06/01/06       2.42
NEWCASTLE                                       Presidential Funding            6.450         6,000,000       07/31/06       2.58
COUNTRY VILLAGE                                 PW Funding                      8.385         6,289,611       08/01/06       2.59
HAMPTON COURT                                   ORIX RE Capital                 8.875         3,379,569       09/01/06       2.67
HAWTHORNE COURT (*)                             Larson Financial                5.830        10,870,151       11/01/06       2.84
RAINTREE                                        Capitalized Lease               8.500         5,780,054       11/01/06       2.84
WOODMONT VILLAGE - 2nd (*)                      North Fork Bank                 5.380         1,160,549       11/01/06       2.84
WOODMONT VILLAGE - 1st (*)                      North Fork Bank                 5.410         2,675,264       12/01/06       2.92
MILL TOWNE VILLAGE                              Prudential-Fannie Mae           6.325         8,530,000       01/01/07       3.01
WOODGATE PLACE                                  ARCS Mortgage                   7.865         3,234,927       01/01/07       3.01
BRITTANY PLACE                                  CapMark Svcs.                   4.780        19,848,389       06/11/07       3.45
SEMINARY TOWERS - 1st                           Wachovia                        8.220         2,154,808       07/01/07       3.50
SEMINARY TOWERS - 2nd                           Wachovia                        8.400         1,524,876       07/01/07       3.50
SOUTHERN MEADOWS (*)                            CapMark Svcs.                   7.250        19,839,823       07/11/07       3.53
COURTYARDS VILLAGE (*)                          Berkshire Mtg-Freddie           6.670         5,105,508       08/01/07       3.59
LIBERTY COMMONS LAND                            V & E Enterprises, Inc.         7.000           540,000       09/25/07       3.74
GARDENCREST (*)                                 Legg Mason(Sun Life)            6.000         4,593,557       11/01/07       3.84
ROYAL GARDENS APTS. - 1st                       M & T Bank - Freddie            4.900        31,970,027       11/01/07       3.84
ROYAL GARDENS APTS. - 2nd                       M & T Bank - Freddie            4.550         1,500,000       11/01/07       3.84
FENLAND FIELD                                   Prudential-Fannie Mae           5.050        12,489,677       12/01/07       3.92
HP@NEWARK (CHSTNT CRSG)                         Prudential-Fannie Mae           4.840        17,135,558       12/01/07       3.92
STRATFORD GREENS - 1st (*)                      North Fork Bank                 5.690        14,014,673       12/01/07       3.92
STRATFORD GREENS - 2nd (*)                      North Fork Bank                 5.690         2,124,736       12/01/07       3.92
VILLAGE SQUARE 1, 2 & 3                         Prudential-Fannie Mae           5.050        21,771,946       12/01/07       3.92
CYPRESS PLACE                                   Reilly Mortgage                 7.130         6,321,921       01/01/08       4.01
MAPLE LANE APTS - II                            AMI Capital                     7.205         5,657,869       01/01/08       4.01
PAVILION - 2nd                                  Capri Capital                   7.450         3,733,488       01/01/08       4.01
PAVILION -3rd                                   Capri Capital                   5.030        18,161,528       01/01/08       4.01
THE LANDINGS -1st                               Capri Capital                   6.930         9,435,421       01/01/08       4.01
THE LANDINGS - 2nd                              Capri Capital                   6.740         3,708,009       01/01/08       4.01
VIRGINIA VILLAGE                                First Union NB - Svcr           6.910         9,270,726       01/01/08       4.01
CAMBRIDGE VILLAGE - 1st (*)                     North Fork Bank                 5.960         2,745,158       03/01/08       4.17
YORKSHIRE VILLAGE (*)                           North Fork Bank                 5.810         1,577,013       03/01/08       4.17
DETROIT PORTFOLIO                               Morgan Guaranty                 7.510        44,844,055       06/01/08       4.42
WELLINGTON WOODS/LAKES                          ORIX RE Capital                 6.980         7,716,882       06/01/08       4.42
RACQUET CLUB SOUTH                              Legg Mason RE                   6.980         2,919,910       07/01/08       4.50
WESTWOOD VILLAGE - 1st (*)                      M&T Bank                        5.940        16,471,514       10/31/08       4.84
WESTWOOD VILLAGE - 2nd (*)                      M&T Bank                        5.940           978,303       11/01/08       4.84
STONE ENDS                                      Prudential-Fannie Mae           4.530        24,029,487       11/01/08       4.84
GOLF CLUB (HP @)                                ARCS Mortgage                   6.585        16,210,444       12/01/08       4.92
DEVONSHIRE - 2nd                                AMI Capital                     6.720         4,886,170       01/01/09       5.01
MANSION HOUSE                                   1st Niagara Bank                7.500           643,312       01/01/09       5.01
BLACKHAWK                                       M&T Bank-Freddie Mac            5.060        13,953,339       12/01/09       5.92
WILLIAM HENRY                                   Legg Mason RE                   5.310        23,665,265       12/01/09       5.92
CHERRY HILL                                     Prudential                      5.360         5,282,374       01/01/10       6.01
ELMWOOD TERRACE                                 John Hancock                    5.300        22,089,049       01/01/10       6.01
GLEN MANOR                                      Prudential-Fannie Mae           5.065         6,093,624       01/01/10       6.01
HILL BROOK APTS                                 M&T Bank - Freddie              5.210        11,745,402       01/01/10       6.01
RIDLEY BROOK                                    Prudential-Fannie Mae           4.865        10,175,319       01/01/10       6.01
SHERRY LAKE                                     GMAC                            5.180        20,429,606       01/01/10       6.01
MULTI-PROPERTY                                  M&T Bank - Freddie              7.575        45,400,000       05/01/10       6.34
CIDER MILL - 1st                                Berkshire Mtg-Freddie           7.700        47,230,690       10/01/10       6.76
CIDER MILL - 2nd                                Berkshire Mtg-Freddie           5.180        18,900,000       10/01/10       6.76
HP@DEVON (SGRTWN MEWS)                          Prudential-Fannie Mae           7.500        28,892,000       10/01/10       6.76
TREXLER PARK (HP @)                             Prudential-Fannie Mae           7.500        10,140,000       10/01/10       6.76
MULTI-PROPERTY                                  Prudential-Fannie Mae           7.250        32,978,000       01/01/11       7.01
MULTI-PROPERTY                                  Prudential-Fannie Mae           6.360         8,141,000       01/01/11       7.01
MULTI-PROPERTY                                  Prudential-Fannie Mae           6.160        58,881,000       01/01/11       7.01
ORLEANS VILLAGE                                 Prudential-Fannie Mae           6.815        43,745,000       01/01/11       7.01
RACQUET CLUB                                    Prudential-Fannie Mae           6.875        22,222,540       04/01/11       7.25
MEADOWS APARTMENTS                              Prudential-Fannie Mae           6.875         3,424,851       05/01/11       7.34
TIMBERCROFT TH's 1 - 1st                        GMAC                            8.500           715,049       05/01/11       7.34
LAKE GROVE                                      Prudential-Fannie Mae           6.540        27,040,329       12/01/11       7.92
MULTI_PROPERTY NOTES PAY                        Seller Financing                4.000           773,495       02/01/12       8.09
TIMBERCROFT TH's 3 - 1st                        GMAC                            8.000           981,520       02/01/12       8.09
APPLE HILL                                      M&T Bank-Freddie Mac            6.650        25,598,887       03/01/12       8.17
APPLE HILL - 2nd                                M&T Bank-Freddie Mac            5.470         4,290,000       03/01/12       8.17
EMERSON SQUARE                                  M&T Bank-Freddie Mac            6.850         2,256,808       03/01/12       8.17
FAIRVIEW                                        M&T Bank-Freddie Mac            6.850         7,594,650       03/01/12       8.17
PARADISE LANE                                   M&T Bank-Freddie Mac            6.830         8,859,787       03/01/12       8.17
PERINTON MANOR                                  M&T Bank-Freddie Mac            6.850         9,394,896       03/01/12       8.17
CASTLE CLUB (HP @)                              Legg Mason RE                   7.080         6,881,878       05/01/12       8.34
GATEWAY VILLAGE                                 Prudential-Fannie Mae           6.885         7,165,854       05/01/12       8.34
COLONIES                                        Prudential-Fannie Mae           7.110        21,659,561       06/01/12       8.42
CARRIAGE HILL - NY                              M&T Bank-Freddie Mac            6.850         5,909,839       07/01/12       8.51
CORNWALL PARK                                   M&T Bank-Freddie Mac            6.830         5,712,513       07/01/12       8.51
HARBORSIDE MANOR - 1st                          M&T Bank-Freddie Mac            6.850         7,436,547       07/01/12       8.51
HARBORSIDE MANOR - 2nd                          M&T Bank-Freddie Mac            5.680         1,220,000       07/01/12       8.51
LAKESHORE VILLAS                                M&T Bank-Freddie Mac            6.850         5,107,085       07/01/12       8.51
PATRICIA APTS                                   M&T Bank-Freddie Mac            6.830         5,417,038       07/01/12       8.51
PEARL STREET                                    M&T Bank-Freddie Mac            6.830         1,117,880       07/01/12       8.51
SUNSET GARDENS - 1st                            M&T Bank-Freddie Mac            6.830         6,007,988       07/01/12       8.51
SUNSET GARDENS - 2nd                            M&T Bank-Freddie Mac            5.520         2,900,000       07/01/12       8.51
WESTMINISTER PLACE                              M&T Bank-Freddie Mac            6.850         6,697,817       07/01/12       8.51
WOODHOLME MANOR                                 Prudential-Fannie Mae           7.160         3,846,223       07/01/12       8.51
CANTERBURY APARTMENTS                           M&T Bank-Fannie Mae             5.020        30,538,641       05/01/13       9.34
MORNINGSIDE                                     Morgan Guaranty                 6.990        18,519,910       05/01/13       9.34
MULTI-PROPERTY                                  Prudential - Fannie Mae         6.475       100,000,000       08/31/13       9.67
1600 ELMWOOD AVE                                Legg Mason-Freddie              5.630        11,176,019       10/01/13       9.76
DEERFIELD WOODS                                 GE Financial                    7.000         3,203,531       01/01/14      10.01
CURREN TERRACE                                  M&T Bank-Freddie Mac            5.360        15,210,662       10/01/14      10.76
SPRINGWELLS                                     AMEX/IDS                        8.000        10,530,969       07/01/15      11.51
PAVILION - 1st                                  Capri Capital                   8.000         7,972,460       11/01/18      14.85
BONNIE RIDGE - 1st                              Prudential                      6.600        17,144,877       12/15/18      14.97
BONNIE RIDGE - 2nd                              Prudential                      6.160        19,862,741       12/15/18      14.97
TIMBERCROFT TH's 1 - 2nd                        Allfirst Mtg                    8.375         2,131,338       06/01/19      15.43
TIMBERCROFT TH's 3 - 2nd                        Allfirst Mtg                    8.375         3,139,289       06/01/19      15.43
VILLAGE GREEN, FW                               ARCS Mortgage                   8.230         3,938,592       10/01/19      15.76
RAINTREE                                        Leasehold Mortgage              8.500         1,060,370       04/30/20      16.34
MACOMB MANOR                                    EF&A Funding                    8.630         3,777,516       06/01/21      17.43
SHAKESPEARE PARK                                Reilly Mortgage                 7.500         2,451,756       01/01/24      20.02
HOLIDAY SQUARE (*)                              Red Capital (Servicer)          6.700         3,670,907       03/01/24      20.18
BARI MANOR (*)                                  Wachovia (Servicer)             4.440         3,090,819       10/11/28      24.80
HUDSON VIEW ESTATES (*)                         Wachovia (Servicer)             4.500         2,394,069       10/11/28      24.80
SHERWOOD TOWNHOUSES (*)                         Wachovia (Servicer)             4.290           751,208       10/11/28      24.80
SPARTA BROOK (*)                                Wachovia (Servicer)             4.440         1,954,127       10/11/28      24.80
OWINGS RUN 1                                    Reilly Mortgage                 8.000        17,264,724       10/01/35      31.77
OWINGS RUN 2                                    Prudential Huntoon              8.000        14,404,932       06/01/36      32.44

WTD AVG - FIXED SECURED                                                          6.47     1,350,056,029                      7.51
                                                                                          -------------
     % OF PORTFOLIO - FIXED                                                                       97.8%

VARIABLE SECURED
VARIABLE SECURED
        MAPLE LANE - I  - Eqv. Bond Yield       Civitas Bank                     3.13         5,945,000       07/27/07       3.57
        FALKLAND CHASE - BMA Index              Capri Capital                    2.12        24,695,000       10/01/30      26.77
                   Adjusts Weekly

WTD AVG - VARIABLE SECURED                                                       2.32        30,640,000                     22.27
                                                                                          -------------

WTD AVG - TOTAL SECURED DEBT                                                     6.38     1,380,696,029                      7.76

VARIABLE UNSECURED - LINE OF CREDIT

LINE OF CREDIT                                  M&T Bank et. al.                                      0       09/01/05       1.67
                                                                                 2.30
         Adjusts Daily  LIBOR + 125

WTD AVG - COMBINED DEBT                                                         6.376     1,380,696,029                      7.76
                                                                                          -------------
WTG AVG - TOTAL SECURED DEBT                                                     6.38                                        7.76
WTD AVG - TOTAL PORTFOLIO                                                        6.38                                        7.76

(*) General ledger balance and rate have been adjusted pursuant to FAS #141 to reflect fair market value of debt.

-----------------------------------------------------------------------------------------------
                                        FREE & CLEAR PROPERTIES
-----------------------------------------------------------------------------------------------
1600 East Avenue                      164             Muncy - Holiday Square                23
Arbor Crossing                        134             Maple Tree                            84
Beechwood Gardens                     160             Northgate Manor                      224
Brook Hill                            192             Rider Terrace                         24
Cedar Glen                            110             Sherwood House                         6
Coventry Village                       94             South Bay Manor                       61
East Hill Gardens                      33             Terry Apartments                      65
Gardencrest                            60             The Colony                           783
Glen Brook                            177             The Lakes                            434
Hawthorne Estates                      26             The Sycamores                        185
Heritage Square                        80             West Springfield Terrace             244

Total Free and Clear Properties:       22                       Units:                   3,563
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                       FIXED RATE
                                 MATURING DEBT SCHEDULE
-----------------------------------------------------------------------------------------------
                                        MATURING                   WTD AVG           Percent of
YEAR                                      DEBT                        RATE                Total
----                                      ----                        ----                -----
2004                                   16,641,835                     5.91                1.23%
2005                                   14,983,559                     8.39                1.11%
2006                                   70,576,761                     7.15                5.23%
2007                                  166,378,505                     5.56               12.32%
2008                                  173,781,729                     6.42               12.87%
2009                                   43,148,086                     5.42                3.20%
2010                                  259,356,064                     6.67               19.21%
2011                                  164,169,769                     6.53               12.16%
2012                                  146,830,264                     6.79               10.88%
2013                                  160,234,570                     6.20               11.87%
2014-2036                             133,954,887                     7.01                9.92%
                                    -------------
TOTAL                               1,350,059,029                     6.47              100.00%
-----------------------------------------------------------------------------------------------

Home Properties, Inc.
NAV calculation as of December 31, 2003

Net Asset Value Calculation
---------------------------

Cap Rate (after 3% G & A, before capital expenditures)         7.25%           7.50%           7.75%          8.00%          8.25%
                                                               -----           -----           -----          -----          -----

4th QTR 2003
------------
Rent                                                         106,226         106,226         106,226        106,226        106,226
Property other income                                          4,046           4,046           4,046          4,046          4,046
Operating & maintenance expense                             (48,698)        (48,698)        (48,698)       (48,698)       (48,698)
                                                           ---------     -----------     -----------    -----------    -----------

Property NOI                                                  61,574          61,574          61,574         61,574         61,574
Adjustment for 4th QTR acquisitions                                -               -               -              -              -
Effective 4th QTR "run rate"                                  61,574          61,574          61,574         61,574         61,574

Annualized (4th qtr = 25.1% due to seasonality)              245,315         245,315         245,315        245,315        245,315
NOI growth for next 12 months @ 4%                             9,813           9,813           9,813          9,813          9,813
                                                           ---------     -----------     -----------    -----------    -----------
Adjusted NOI                                                 255,127         255,127         255,127        255,127        255,127
                                                                   -
Real estate value using above cap rate                     3,518,998       3,401,698       3,291,966      3,189,092      3,092,452
Cash                                                           5,103           5,103           5,103          5,103          5,103
Other assets                                                  85,119          85,119          85,119         85,119         85,119
Less:
  Deferred charges                                           (9,057)         (9,057)         (9,057)        (9,057)        (9,057)
  Intangible                                                 (2,510)         (2,510)         (2,510)        (2,510)        (2,510)
                                                           ---------     -----------     -----------    -----------    -----------
Gross value                                                3,597,653       3,480,353       3,370,621      3,267,747      3,171,107
Less liabilities & perpetual preferred stock               1,501,345)     (1,501,345)     (1,501,345)    (1,501,345)    (1,501,345)
                                                           ---------     -----------     -----------    -----------    -----------
Net Asset Value                                            2,096,308      $1,979,008      $1,869,276     $1,766,402     $1,669,762
                                                           =========      ==========      ==========     ==========     ==========

Per share/unit - fully diluted                                $42.98          $40.58          $38.33         $36.22         $34.23
                                                           =========      ==========      ==========     ==========     ==========
     48,774.0  shares

After adjusting for below average occupancy for the quarter
  of 93.1% verses more "typical" 94.5% in the 4th qtr         $44.86          $42.39          $40.08         $37.92         $35.89
                                                           =========      ==========      ==========     ==========     ==========

----------------------------------------------------------------------------------------------------------------------------------
Economic CAP rate (after cap ex reserve of
   $525 per unit)                                              6.64%           6.87%           7.10%          7.33%          7.55%

----------------------------------------------------------------------------------------------------------------------------------
Adjustment for Acquisitions
---------------------------
                                                                             Initial                      # of days
                                                                             -------                      ---------
                                                                         Unleveraged       Quarterly        Missing
Property                     Units     Region   Price           Date          Return             NOI     In Quarter            Adj
--------                     -----     ------   -----           ----          ------             ---     ----------            ---
N/A                                                                                                -                             -
                                                                                                                         ---------
                                                                                                                                 -

----------------------------------------------------------------------------------------------------------------------------------
Reconciliation to financial statements:                                        Other             O&M
                                                                Rent          Income         Expense
                                                                ----          ------         -------
Per financial statement                                      106,226           4,046        (48,698)
Add back properties classified as discontinued operations
  still owned at December 31, 2003                                 -               -               -
                                                           ---------     -----------     -----------

Proper run rate before acquisitions                          106,226           4,046        (48,698)
                                                           =========      ==========      ==========

Operating  expenses now include a charge for G & A, so NAV calculation  does not need additional allocation.

                              Home Properties, Inc.
                   December 31, 2003 Supplemental Information

                      Recurring Capital Expenditure Summary

The  Company  has a policy  to  capitalize  costs  related  to the  acquisition,
development,  rehabilitation,   construction,  and  improvement  of  properties.
Capital  improvements  are costs that  increase  the value and extend the useful life of an asset.  Ordinary repair and maintenance  costs that do not extend the useful life of the asset are  expensed as  incurred.  Costs  incurred on a lease turnover  due to normal wear and tear by the  resident are expensed on the turn.
Recurring capital  improvements  typically  include:  appliances,  carpeting and flooring,  HVAC equipment,  kitchen/ bath cabinets, new roofs, site improvements and various exterior  building  improvements.  Non-recurring  upgrades  include, among other items:  community centers,  new windows, and kitchen/ bath apartment upgrades.  The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table  below is a list of the items  that  management  considers  recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                                                Maintenance
                                                                             Capitalized            Expense         Total
                                               Capitalized                   Expenditure           Cost per      Cost per
                                                  Cost per     Useful           Per Unit               Unit          Unit
Category                                              Unit    Life(1)        Per Year(2)        Per Year(3)      Per Year
------------------------------------------ ---------------- ---------- ------------------ ------------------ -------------
Appliances                                          $1,000         18                $55                $ 5          $ 60
Blinds/Shades                                          130          6                 22                  6            28
Carpets/Cleaning                                       840          6                140                 97           237
Computers, equipment, misc.(4)                         120          5                 22                 29            51
Contract repairs                                         -          -                  -                102           102
Exterior painting(5)                                    84          5                 17                  1            18
Flooring                                               250          8                 31                  -            31
Furnace/Air (HVAC)                                     765         24                 32                 43            75
Hot water heater                                       130          7                 19                  -            19
Interior painting                                        -          -                  -                138           138
Kitchen/Bath cabinets                                1,100         25                 44                  -            44
Landscaping                                              -          -                  -                106           106
New roof                                               800         23                 35                  -            35
Parking lot                                            400         15                 27                  -            27
Pool/Exercise facility                                 100         15                  7                 23            30
Windows                                                980         36                 27                  -            27
Miscellaneous(6)                                       705         15                 47                 40            87
------------------------------------------ ---------------- ---------- ------------------ ------------------ -------------
Total                                               $7,404                          $525               $590        $1,115
------------------------------------------ ---------------- ---------- ------------------ ------------------ -------------

(1)Estimated  weighted  average actual  physical  useful life of the expenditure capitalized.

(2)This amount is not necessarily  incurred each and every year. Some years will be  higher,  or lower  depending  on the  timing  of  certain  longer  life expenditures.

(3)These expenses are included in the Operating and maintenance line item of the
     Consolidated  Statement  of  Operations.  Maintenance  labor  costs are not included in the $590 per unit maintenance estimate. All personnel costs for site  supervision,  leasing agents,  and maintenance staff are combined and disclosed in the Company's  same-store expense detail schedule.  The annual per unit cost of  maintenance  staff would add another $570 to expenses and total cost figures provided.

(4)Includes computers, office equipment/ furniture, and maintenance vehicles.

(5)The level  of  exterior  painting  may be lower  than  other  similar  titled presentations as the Company's  portfolio has a significant amount of brick exteriors.  In addition,  other  exposed  exterior  surfaces are most often covered with aluminum or vinyl.

(6)Includes items such as: balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown of costs above,  one must  consider the  Company's unique  strategy  in  operating  apartments,  which  has been to  improve  every property  every year  regardless  of age.  Another  part of its  strategy  is to purchase  older  properties and rehab and  reposition  them to enhance  internal rates of return.  This strategy results in higher costs of capital  expenditures and  maintenance  costs which is more than justified by higher  revenue  growth, higher net operating income growth and a higher rate of property appreciation.

                              Home Properties, Inc.
                   December 31, 2003 Supplemental Information

                           Capital Expenditure Summary

The Company  estimates that during the  three-months and year ended December 31,
2003,  approximately  $131 and $525 per  unit  was  spent on  recurring  capital expenditures,  respectively. The table below summarizes the breakdown of capital improvements by major categories  between recurring and  non-recurring,  revenue generating capital improvements as follows:

               For the three-month period ended December 31, 2003
                      (in thousands, except per unit data)

                                                                        Non-                                Total
                                  Recurring                        Recurring                              Capital
                                     Cap Ex      Per Unit(a)          Cap Ex     Per Unit(a)         Improvements      Per Unit(a)
                                     ------      -----------          ------     -----------         ------------      -----------
New Buildings                            $-               $-            $445             $11                 $445              $11
Major building improvements             932               23           4,750             116                5,682              139
Roof replacements                       356                9             801              20                1,157               29
Site improvements                       341                8           1,774              43                2,115               51
Apartment upgrades                      672               16           8,356             204                9,028              220
Appliances                              558               14             720              18                1,278               32
Carpeting/Flooring                    1,753               43           1,514              37                3,267               80
HVAC/Mechanicals                        516               13           2,991              73                3,507               86
Miscellaneous                           230                5             513              12                  743               17
                                     ------             ----         -------            ----              -------             ----
Totals                               $5,358             $131         $21,864            $534              $27,222             $665
                                     ======             ====         =======            ====              =======             ====

(a)Calculated using the weighted average number of units outstanding,  including
     35,936 core units,  2002  acquisition  units of 4,280 and 2003  acquisition units of 730 for the three-month period ended December 31, 2003.

                      For the year ended December 31, 2003
                      (in thousands, except per unit data)

                                                                          Non-                               Total
                                       Recurring                     Recurring                             Capital
                                          Cap Ex     Per Unit(a)        Cap Ex     Per Unit(a)        Improvements     Per Unit(a)
                                          ------     -----------        ------     -----------        ------------     -----------
New Buildings                               $  -             $ -        $1,859            $ 46             $ 1,859            $ 46
Major building improvements                3,696              91        17,689             436              21,385             527
Roof replacements                          1,412              35         2,986              74               4,398             109
Site improvements                          1,353              33         6,620             163               7,973             196
Apartment upgrades                         2,666              66        32,228             794              34,894             860
Appliances                                 2,215              55         2,685              66               4,900             121
Carpeting/Flooring                         6,953             171         5,334             131              12,287             302
HVAC/Mechanicals                           2,048              50        11,491             283              13,539             333
Miscellaneous                                910              24         2,573              63               3,483              87
                                         -------            ----       -------          ------            --------          ------
Totals                                   $21,253            $525       $83,465          $2,056            $104,718          $2,581
                                         =======            ====       =======          ======            ========          ======

(a)Calculated using the weighted average number of units outstanding,  including
     35,936 core units,  2002  acquisition  units of 4,280 and 2003  acquisition units of 386 for the year ended December 31, 2003.

The  schedule  below  summarizes  the  breakdown of total  capital  improvements between core and non-core as follows:

               For the three-month period ended December 31, 2003
                      (in thousands, except per unit data)

                                                                              Non-                              Total
                                            Recurring                    Recurring                            Capital
                                               Cap Ex      Per Unit         Cap Ex      Per Unit         Improvements     Per Unit
                                               ------      --------         ------      --------         ------------     --------
Core Communities                               $4,702          $131        $16,487          $459              $21,189         $590
2003 Acquisition Communities                       96           131             25            34                  121          165
2002 Acquisition Communities                      560           131          5,352         1,251                5,912        1,382
                                               ------          ----        -------          ----              -------         ----
Sub-total                                       5,358           131         21,864           534               27,222          665
2003 Disposed Communities                          32           131              -             -                   32          131
Corporate office expenditures(1)                    -             -              -             -                3,009            -
                                               ------          ----        -------          ----              -------         ----
                                               $5,390          $131        $21,864          $534              $30,263         $665
                                               ======          ====        =======          ====              =======         ====

(1)Nodistinction is made between  recurring and  non-recurring  expenditures for corporate office.

                      For the year ended December 31, 2003
                      (in thousands, except per unit data)

                                                                              Non-                              Total
                                            Recurring                    Recurring                            Capital
                                               Cap Ex      Per Unit         Cap Ex      Per Unit         Improvements     Per Unit
                                               ------      --------         ------      --------         ------------     --------
Core Communities                              $18,810          $525        $63,050       $ 1,755              $81,860      $ 2,280
2003 Acquisition Communities                      202           525            103           267                  305          792
2002 Acquisition Communities                    2,241           525         20,312         4,746               22,553        5,271
                                              -------          ----        -------       -------             --------       ------
Sub-total                                      21,253           525         83,465         2,056              104,718        2,581
2003 Disposed Communities                         448           525            304           354                  752          879
Corporate office expenditures(1)                    -             -              -             -                7,817            -
                                              -------          ----        -------       -------             --------       ------
                                              $21,701          $525        $83,769       $ 2,021             $113,287       $2,546
                                              =======          ====        =======       =======             ========       ======

(1)Nodistinction is made between  recurring and  non-recurring  expenditures for corporate office.

                 Adjusted Net Operating Income - Core Properties

                                        Fourth          Fourth                      Year to           Year to
                                       Quarter         Quarter                         Date              Date
                                      12/31/03        12/31/02       Change        12/31/03          12/31/02      Change
                                      --------        --------       ------        --------          --------      ------

Net Operating Income                   $51,075         $51,634       (1.1%)        $203,064          $205,426      (1.1%)

Less: Non-recurring Cap Ex @ 9%        (1,484)               -            -         (5,674)                 -           -
                                       -------         -------       ----          --------          --------      ----
Adjusted Net Operating Income          $49,591         $51,634       (3.9%)        $197,390          $205,426      (3.9%)
                                       =======         =======       ====          ========          ========      ====

Some  of  our  Core  Property  NOI  reflects  incremental   investments  in  the
communities  above  and  beyond  normal  capital  replacements.  After  charging ourselves a 9% cost of capital on these additional  expenditures,  what we refer to as the adjusted NOI for the quarter is recalculated and presented above.

Home Properties, Inc.
December 31, 2003 Supplemental Information

2004 Earnings Guidance
                                                      First         Second          Third         Fourth
                                                    Quarter        Quarter        Quarter        Quarter             Year
                                                    -------        -------        -------        -------             ----
FFO per share - 2004 guidance                   $.60 - $.62    $.75 - $.77    $.76 - $.79    $.73 - $.76    $2.84 - $2.94
Midpoint of guidance                                  $0.61          $0.76         $0.775         $0.745            $2.89

FFO per share - 2003 actual                          $0.598         $0.746         $0.779         $0.745           $2.879
Improvement projected                                  2.0%           1.9%          -0.5%           0.0%             0.4%

Assumptions for mid-point of guidance:
Same store rental growth (after concessions
    and bad debts)(1)                                  4.3%           4.2%           3.3%           3.5%             3.8%

Same store expense growth (2)                          6.4%           5.4%           4.8%           5.4%             5.5%

Same store NOI growth                                  2.8%           3.3%           2.3%           2.2%             2.6%

NOI growth by region:
Washington, DC                                                                                                       6.3%
Hudson Valley                                                                                                        6.0%
Long Island                                                                                                          4.3%
New Jersey                                                                                                           3.5%
Boston                                                                                                               3.2%
Baltimore                                                                                                            2.7%
Philadelphia                                                                                                         1.4%
Upstate NY                                                                                                           0.5%
Detroit                                                                                                              0.3%
Chicago                                                                                                             -4.4%

Same store 2004 economic occupancy                    92.9%          93.6%          93.5%          93.0%            93.2%
Same store 2003 economic occupancy                    91.1%          92.6%          93.4%          93.3%            92.6%
Difference in occupancy                                1.8%           1.0%           0.1%          -0.3%             0.6%

Acquisition pace                                115 million    $70 million    $32 million    $33 million     $250 million

Disposition pace                                 $0 million     $0 million    $30 million    $20 million      $50 million

(1)  Rental rates are projected to increase 2.5%.  Concessions  are projected to slow down,  resulting  in a 12% drop,  adding  0.6% to net  rental  income.
     Finally,  occupancies are expected to pick up 0.6% for the year, mostly due to positive  comparisons  to the first two quarters of 2003 which were very weak.  We ended 2003 at 93.1% for the fourth  quarter,  1.1% better than we achieved in the fourth  quarter of 2002 - so we are much better  positioned to exceed first quarter 2003 results.

(2)  Expense growth rates assumed for the midpoint of guidance for major expense categories are as follows:

                                            % of Total       % Increase
                                              Expenses        Over 2003
                                              --------        ---------
             Natural gas heating costs           11.0%            12.3%
             Repairs and maintenance             16.0%             4.3%
             Total personnel costs               23.0%             5.1%
             Property insurance                   4.0%             7.7%
             Real estate taxes                   25.0%             5.8%
             Snow removal costs                   1.0%           -12.1%

(3)  Other comments:  G & A costs are expected to increase 2%. Any costs savings from reduced management activity will mostly offset other increases.  Other income is  expected  to drop 50% from 2003 based on greatly  reduced  third party  management  activity,  and be slightly front end loaded.  Impairment charges due to cash advances  written off (2003 actual of $1,793)  expected to have a run rate of 60% of 2003 level, but front loaded more in first six months.